SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                21-Dec-01

Credit Suisse First Boston Mortgage Securities Corp.
FNT Mortgage-Backed Pass-Through Certificates, FNT Series 2001-3

Credit Suisse First Boston Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)


Delaware                  333-61840                  13-3320910
(State or Other           (Commission                (I.R.S. Employer
Jurisdiction              File Number)               Identification No.)
of Incorporation)


            11 Madison Ave
            New York, New York                           10010
            (Address of Principal                     (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code                (212) 325-2000


Item 5.     Other Events.

On behalf of Credit Suisse First Boston Mortgage Securities Corp. FNT Series 2001-3, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated July 1, 2001 by Bank One, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated                     21-Dec-01
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates.

A.          Monthly Report Information:
            See Exhibit No. 1

B.          Have any deficiencies occurred?   NO.
                          Date:
                          Amount:

C.          Item 1: Legal Proceedings:               NONE

D.          Item 2: Changes in Securities:           NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.          Item 5: Other Information - Form 10-Q, Part II -
            Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

First Nationwide Trust Series 2001-3
Mortgage Pass-Through Certificates, Series 2001-3

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

              Beginning                                Principal     Remaining
Class          Balance       Principal     Interest      Loss         Balance
I-A-1           176997330        1072793      995610            0      175924537
II-A-1           66900392        4639503      456496            0       62260889
III-A-1         113953844        7212723      636184            0      106741121
III-A-2           4172611              0           0            0        4195906
III-A-3          14748700              0       82339            0       14748700
I-X*               265412            N/A        1493            0         265178
I-P**                4551              4           0            0           4547
I-B-1             3213195           2567       18074            0        3210628
I-B-2             1377069           1100        7746            0        1375969
I-B-3              734440            587        4131            0         733854
I-B-4              367220            293        2066            0         366927
I-B-5              367220            293        2066            0         366927
I-B-6              367274            293        2066            0         366981
II-B-1            1727920           8170       11790            0        1719750
II-B-2             235625           1114        1608            0         234511
A-R                     0              0           0            0              0
TOTAL:          385167393       12939442     2221669            0      372251246

             Distribution  Pass-Through
Class            Date          Rate
I-A-1         21-Dec-01           6.7500%
II-A-1        26-Dec-01           8.1882%
III-A-1       31-Dec-01           6.7500%
III-A-2       31-Dec-01           6.7500%
III-A-3       31-Dec-01           6.7500%
I-X*          21-Dec-01           6.7500%
I-P**         21-Dec-01               N/A
I-B-1         21-Dec-01           6.7500%
I-B-2         21-Dec-01           6.7500%
I-B-3         21-Dec-01           6.7500%
I-B-4         21-Dec-01           6.7500%
I-B-5         21-Dec-01           6.7500%
I-B-6         21-Dec-01           6.7500%
II-B-1        26-Dec-01           8.1882%
II-B-2        26-Dec-01           8.1882%
A-R           21-Dec-01           6.7500%
TOTAL:

              Beginning
             Current Prin   Principal                  Remaining
Class           Amount     Distribution    Interest     Balance
I-A-1            995.84176        6.03587     5.60161    989.80590
II-A-1           857.95362       59.49858     5.85426    798.45504
III-A-1          885.69064       56.05990     4.94465    829.63074
III-A-2         1022.68135        0.00000     0.00000   1028.39079
III-A-3         1000.00000        0.00000     5.58282   1000.00000
I-X*             996.57146        0.00000     5.60571    995.69231
I-P**            996.16546        0.93894     0.00000    995.22653
I-B-1            996.86503        0.79639     5.60737    996.06864
I-B-2            996.86504        0.79639     5.60737    996.06865
I-B-3            996.86503        0.79639     5.60737    996.06864
I-B-4            996.86502        0.79639     5.60736    996.06863
I-B-5            996.86502        0.79639     5.60736    996.06863
I-B-6            996.86401        0.79635     5.60737    996.06766
II-B-1           982.02367        4.64317     6.70086    977.38050
II-B-2           982.02369        4.64319     6.70084    977.38050
A-R                0.00000        0.00000     0.00000      0.00000


                                         SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
            Credit Suisse First Boston Mortgage Securities Corp.

                          By: /s/ Mary Fonti
                          Name:          Mary Fonti
                          Title:         Trust Officer
                                         Bank One

            Dated:              31-Dec-01